EXHIBIT 32
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                           Section 1350 Certifications

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of FNB Bancorp, a California corporation (the "Company"), does hereby certify that:

    1. The Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 26, 2004.                /s/ Thomas C. McGraw
                                      ------------------------------------------
                                      Thomas C. McGraw
                                      Chief Executive Officer



Dated: March 26, 2004.                /s/ James B. Ramsey
                                      ------------------------------------------
                                      James B. Ramsey
                                      Senior Vice President
                                      and Chief Financial Officer


         A signed original of this statement required by Section 906 has been provided to FNB Bancorp and will be retained by FNB Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.


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